EXHIBIT 10.8

CashFlow LEASE	Master Lease Agreement Lease # 73558WA-006 Date September 20, 2007

Lessee:		Billing Address (if different):
Name:	Advanced Medical Isotope Corporation (hereinafter "Lessee")
Address:	6208 W. Okanogan Ave	Address:
City, St Zip:	Kennwick, WA 99336	City, St Zip:
Attn:	James Katzaroff	Attn:
Phone #:	(509) 736-4000	Phone #:
Fax #:	(509) 736-4007	Fax #:

A.     MASTER LEASE AGREEMENT TERMS AND CONDITIONS. Each lease ("Lease") that is made and entered into pursuant to the terms of this Master Lease Agreement ("Master Lease Agreement" or "Agreement") consists of one or more acceptance certificate(s) ("Acceptance Certificate(s)") that incorporate by reference, the terms and conditions of this Master Lease Agreement. A schedule ("Schedule") summarizes all facts and data of each Acceptance Certificate. The terms and conditions of Section B of this Master Lease Agreement are incorporated by reference in each and every Lease. Lessor may, but shall not be obligated to designate a unique transaction number ("TA #") for each Schedule. Each Acceptance Certificate constitutes a separate obligation of the Lessee. This Master Lease Agreement shall become effective upon its execution by the Lessor and shall remain effective until terminated by either party hereto upon ten (10) day's prior written notice. At any time Lessor may, at Lessor's sole discretion, refrain from entering into a new lease provided however, that such actions by Lessor shall not terminate this Master Lease Agreement. Notwithstanding the termination of this Master Lease Agreement, all Leases shall remain in full force until the expiration of their respective term.

B.     LEASE TERMS AND CONDITIONS. The following terms and conditions shall be incorporated by reference in each and every Acceptance Certificate that is made and entered into pursuant to this Master Lease Agreement:

1.          EQUIPMENT ACQUISITION. Lessee requests that Lessor (a) order from the applicable vendor the Equipment described in any Lease, (b) arrange for delivery of such Equipment to Lessee, (c) and pay for the Equipment. If Lessor has paid for all or any part of the Equipment and the Equipment is not delivered, assembled or accepted by Lessee within sixty (60) days that Lessor orders the Equipment, Lessor will have the right to recover from Lessee all sums advanced together with interest thereon at the highest rate allowed by law from the date that Lessor paid for the equipment to the date that Lessee pays Lessor in full for the amounts expended by the Lessor for the Equipment

2.          LEASE. Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor all items of Equipment described in each Acceptance Certificate. The terms and conditions of this Section B of this Master Lease Agreement are incorporated in each and every Acceptance Certificate. In the event of a conflict between the Master Lease Agreement and any Acceptance Certificate and/or Schedule the terms and conditions of the Acceptance Certificate shall prevail. If more than one Acceptance Certificate is to be executed in connection with a Lease, Lessor may determine in its sole and absolute discretion, which Acceptance Certificates will apply to and be summarized on any Schedule.

3.          WARRANTIES. LESSOR HAS NOT MADE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE QUALITY OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR A PARTICULAR PURPOSE. REGARDLESS OF CAUSE, LESSOR IS NOT RESPONSIBLE FOR AND LESSEE WILL NOT MAKE ANY CLAIM FOR DAMAGES, WHETHER CONSEQUENTIAL, DIRECT, SPECIAL OR INDIRECT. LESSEE HEREBY ACKNOWLEDGES THAT NEITHER THE SUPPLIER OF THE EQUIPMENT NOR ANY SALES PERSON, EMPLOYEE OR AGENT OF THE EQUIPMENT SUPPLIER IS LESSOR'S AGENT OR REPRESENTATIVE AND HAS NO POWER OR AUTHORITY TO REPRESENT OR BIND LESSOR IN ANY WAY.   Lessor will not be liable for any loss, cost or damage to Lessee or others arising from defects, negligence, delays, failure of delivery, interference with any patent, trademark, copyright or other intellectual property right or nonperformance of the Equipment. Lessee warrants to Lessor that; (a) the Lessee is in good standing under the laws of the state of its formation and any where it conducts business; (b) the person(s) executing this Master Lease Agreement and any resulting Schedule(s) and/or Acceptance Certificate(s) on behalf of the Lessee shall be Lessee's authorized representative empowered to bind the Lessee. Lessee shall provide executed Certificate(s) of Incumbency evidencing such authorization, if so requested by Lessor; (c) this Lease does not violate any other agreement(s) binding the Lessee; and (d) Lessee has furnished Lessor or the Equipment's supplier ("Supplier") the specifications regarding the Equipment or the Lessee has selected the Supplier and has directed the Lessor to acquire the Equipment in connection with the Lease

4.          DURATION OF LEASE AND LEASE PAYMENTS. Lessee's obligation to pay lease payments ("Lease Payments") will commence on the date set forth on each Acceptance Certificate ("Acceptance Date"). The Lessee shall be obligated to and shall pay Lease Payments from the Acceptance date to the last date of the Base Term, as herein after defined or any extension thereof. The base term of the Lease ("Base Term") shall be set forth on any Acceptance Certificate and shall commence on a date chosen by the Lessor, which shall be no greater than forty-five (45) days from (i) the Acceptance Date; or in the case where one or more Acceptance Certificates are summarized on a Schedule, (ii) the latest Acceptance Date of any Acceptance Certificate summarized on a Schedule ("Commencement Date"). Lessee shall pay Lease Payments in immediately available funds and in advance on the Commencement Date and on the same day of each period of the Base Term, or any extension thereof. During the period from the Acceptance Date to the Commencement Date, Lessee shall pay immediately upon Lessee's receipt of an invoice from Lessor, an amount equal to the product of (x) 1/360th of the annual Lease Payments multiplied by (y) the number of days that have elapsed or that will elapse from the Acceptance Date or the date of the invoice that immediately preceded the current invoice to, but not including, the Commencement Date. Each remittance from Lessee to Lessor shall contain information as to the Lease for which payment is made. Lessee agrees to lease from Lessor all upgrades, additions and all replacement equipment (as hereinafter defined) of the Equipment. Lessee will pay all Lease Payments, in advance, on the date(s) specified by Lessor. At the expiration of the Base Term or any and all extensions thereof, unless terminated as provided in accordance with the provisions of Section 18 hereof or unless the Equipment is purchased or returned by Lessee in accordance with Section 18 herein, the Lease shall automatically extend for one (1) year under the same terms and conditions of the Base Term or any extension thereof Lessee may terminate the Lease at the end of the Base Term or any extension thereof by providing Lessor with written notice, as required in Section 21 hereof, of its intent to terminate the Lease no less than ninety (90) days prior to the expiration of the Base Term and/or extensions thereof.

5.          FINANCE LEASE, PURCHASE AND ACCEPTANCE OF THE EQUIPMENT. Lessee acknowledges and agrees that the Lease is a "Finance Lease" as that term is defined in the Article 2A 103 of the Uniform Commercial Code ("UCC"). Lessee acknowledges that (a) Lessor has not selected, manufactured, sold or supplied any of the Equipment, its supplies, service(s) or software; (b) Lessee has selected the Supplier and/or each item of Equipment, its supplies, services(s), software, and all other items related to the Equipment; (c) Lessee is responsible for all shipping costs and

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURJ1Y INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

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Equipment installation and deinstallation charges; (d) Lessor is purchasing or has purchased the Equipment solely in connection with this Lease. Lessor hereby notifies Lessee that Lessee is entitled to the promises and warranties, including those of any third party, provided to the Lessor by the entity supplying the Equipment in connection with or as part of the contract by which Lessor acquired the Equipment or the right to possession and use of the Equipment. Lessee may communicate with the Supplier and receive an accurate and complete statement of the promises and warranties, including any disclaimers and limitations thereof, or remedies made by the Supplier. Lessee hereby appoints Lessor its attorney-in-fact to insert the Acceptance Date and the serial numbers of any Equipment appearing on any Acceptance Certificate or Schedule. Such power-of—attorney is coupled with an interest and is irrevocable.

6.         ADVANCE PAYMENT. Any advance payment(s) ("Advance Payment(s)") set forth in an Acceptance Certificate shall be security for Lessee's performance under this Lease and, so long as Lessee is not in default under this Lease or any lease made pursuant to the Master Lease Agreement, the Advance Payment(s) shall be used to pay the Lease Payment(s) number(s) set forth on the related Acceptance Certificate. Lessor may, at its sole discretion, apply Advance Payment(s) to cure any default under this Lease or any lease made pursuant to the Master Lease.

7.      UNCONDITIONAL LEASE. Lessee's obligation to pay Lease Payments is ABSOLUTE AND UNCONDITIONAL UNDER ALL CIRCUMSTANCES WHATSOEVER and shall not be affected by, without limitation, any defect in condition, design, or operation of the Equipment, any lack of maintenance or service for the Equipment, its supplies or software, or any setoff, counterclaim, defense or reduction which Lessee may have against Lessor or any other party.

8.          OWNERSHIP OF EQUIPMENT. Lessor is the owner of the Equipment and shall at all times retain title to the Equipment. Lessee will defend Lessor's title to the Equipment and will keep it free and clear of any and all claims, liens and encumbrances of any nature whatsoever and expressly authorizes Lessor or its assignee(s) to complete and file financing statements reflecting the parties' interest in the Equipment. Lessee will obtain and maintain all required, customary or appropriate licenses, titles, registrations and permits reflecting Lessor as owner. Although this Agreement is the standard form used by Lessor to lease hardware equipment to Lessee, Lessor and Lessee acknowledge that, with respect to any software which may be included in the description and definition of Equipment ("Software"), this Lease is a Finance Lease and a portion of Lessee's Lease Payment applicable to any Software represents license fees which has been paid by Lessor to the Software vendor ("Vendor"). Neither Lessor nor Lessee have or were granted any ownership or other proprietary rights in the Software, and neither party purports to transfer any such rights to the other hereunder. Lessee has only those rights in the Software that were granted to Lessee pursuant to the software license agreement entered into directly between Vendor and Lessee ("License"). The terms of this Lease are applicable only as between Lessor (and any Assignee) and Lessee. The terms of the License are applicable only as between Lessee and Vendor, and Lessor does not assume and is not liable for any obligations under any of the provisions of the License. Lessee's Lease Payment obligation is absolute and unconditional in all respects regardless of any problem Lessee may have with the Software, any dispute Lessee may have with the Vendor, any inability of Lessee to use the Software, or the exercise by Vendor of any remedies it may have pursuant to the License.

9.        CARE, USE AND LOCATION. During the Base Term or any extensions thereof, and at Lessee's sole expense, Lessee shall cause the Equipment to be kept and maintained in accordance with the original Supplier's or approved maintenance provider's maintenance specifications. Lessee shall keep and maintain the Equipment in like new condition, repair, and appearance, ordinary wear and tear excepted. Lessee shall use the Equipment in the regular course of its business, and shall comply with all laws and regulations relating to the Equipment and its use. Lessee will not modify the Equipment without the prior written approval of Lessor, except if such modification is made in accordance with the Supplier's specific recommendation. All alterations, additions, replacements and accessions made to or upon the Equipment shall immediately become Lessor's sole and absolute property. The Equipment shall at all times be deemed to be personal property. Lessee shall keep the Equipment at the location set forth in the Acceptance Certificate and shall not remove the Equipment under any condition or circumstance without Lessor's prior written approval, provided: however, that under no circumstances shall the Equipment be moved outside the continental United States. A Lessor or Lessor's representative shall have the right to enter Lessee's premises at all reasonable times to inspect the Equipment.

10.   TAXES. Lessee will pay all excise taxes, sales and use taxes, personal property taxes and all other taxes and charges which may be imposed by any governmental entity during the term of this Lease, arising from the acquisition, use, ownership or leasing of the Equipment whether due before or after termination of this Lease (all such charges collectively referred to as "Taxes"). Lessor shall file personal property tax returns with respect to the Equipment directly with the taxing jurisdiction; provided, however, Lessee shall remit to Lessor, in advance, the Taxes that Lessor estimates are due and owing for the taxable year or immediately upon request from the Lessor or as otherwise directed by the Lessor. The provisions of this Section 10 shall survive termination of this Lease.

11.      INSURANCE. Lessee shall be responsible for all risk of loss to the Equipment from the time the Equipment leaves the Supplier's place of business until it is returned to the location designated by the Lessor as provided for in Section 18 hereof. Prior to the time the Equipment leaves the Supplier's place of business, Lessee shall provide and maintain from insurance companies satisfactory to Lessor (A) property damage insurance against loss, fire, theft, damage or destruction of the Equipment., naming Lessor and its assignees as the loss payee, in an amount which is the greater of (i) the then current full replacement value of the Equipment or (ii) the value set forth on the Acceptance Certificate as "Stipulated Loss Value" less the product of 15% of the Stipulated Loss Value multiplied by the number of anniversary dates (but not greater than four) elapsed since the Acceptance Date; and (B) comprehensive general all-risk liability insurance including without limitation, product liability coverage, insuring Lessor, its assigns and Lessee, with a severability of interest endorsement or its equivalent, against any and all loss or liability for all damages, either to persons or property, or otherwise, which might result, or happen in connection with the condition, use or operation of the Equipment, with such limits as are satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and Lessor's assigns shall not be invalidated by any act, omission or neglect of Lessee and cannot be cancelled or modified without thirty (30) days prior written notice to Lessor or its assigns. As to each policy, upon request from Lessor or its assignee(s), Lessee shall immediately furnish to Lessor, a loss payable endorsement, a certificate of insurance and/or copies of the insurance policies from the insurer, evidencing the insurance coverage required by this Section 11 ("Valid Evidence"). Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit. The insurance proceeds shall be the sole property of Lessor, and may, at Lessor's discretion, used for any of the following: (i) to reimburse Lessee for the cost of repair or replacement of the Equipment as required in Section 13 hereof; or (ii) to pay any remaining obligations under this Lease, provided however, that if all such obligations are paid in full, this Lease will terminate and the terms and conditions of section 18 will apply to such termination; or (iii) if Lessee is in default under the terms of this Lease, to pay any of Lessee's obligations under this Lease; provided however, that Lessor shall not be obligated to apply such insurance proceeds toward Lessee's obligations under the Lease and the application of such insurance proceeds by Lessor shall not waive or eliminate Lessor's default remedies hereunder. In the event Lessee fails to procure the insurance required above, prior to the commencement of this Lease or if Lessee fails to provide Valid Evidence, or in the event Lessee fails to maintain the required insurance, Lessor may, but shall not be required to, and without notice to Lessee, purchase such insurance and add the cost, including customary charges or fees associated with the placement, maintenance or service of such insurance, to the next monthly Lease Payment to become due hereunder and such charges shall constitute additional Lease Payments. Lessor may terminate or allow to lapse any coverage obtained by Lessor without having any liability to Lessee. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make a claim for, receive payment of, and execute and endorse all documents, checks or drafts for loss, theft, damage or destruction to the Equipment under any insurance obtained by Lessee. Such power-of—attorney is coupled with an interest and is non-revocable. Notwithstanding whether the Equipment is lost, destroyed, damaged, stolen or whether insurance is in effect or a claim pending thereunder, Lessee's obligation to pay Lease Payments is ABSOLUTE AND UNCONDITIONAL UNDER ALL CIRCUMSTANCES WHATSOEVER and Lessee will continue to pay Lease Payments throughout the Base Term and any extension thereof.

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS.  TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

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12.         INDEMNITY. Lessee indemnifies and defends Lessor, its affiliates, their officers, agents and employees, assigns, successors, heirs and personal representatives of Lessor against all loss, liability and expense, including, without limitation, all attorney's fees (including costs of a successful defense) from claims for negligence, tort, strict liability, bodily injury, including death or property damage or for any alleged violation of rights of others, including contract, patent, trademark, copyright or intellectual property rights or for any alleged violation of any law, ordinance, rule, regulation, decree, or otherwise arising from or in any way related to the Equipment, supplies, software, the Lease or the Master Lease Agreement, or otherwise, including, without limitation, the ownership, operation, manufacturing, maintenance or services of the Equipment. This provision shall survive expiration, assignment or termination of this Lease or the Master Lease Agreement.

13.         LOSS OR DAMAGE. Lessee shall bear all the risks of loss of and damage to the Equipment from any cause and the occurrence of such loss or damage shall not relieve Lessee of any obligation hereunder. In the event of such loss or damage, Lessee shall immediately notify the Lessor in writing and, at the election of Lessor, shall; (a) place the same in like new condition and working order, certified for original Supplier's maintenance and deliver to Lessor written confirmation thereof or; (b) replace the same with equipment having a fair market value at the expiration of the Base Term equal to or greater than the fair market value of the Equipment replaced, and anticipated to have a fair market value that the replaced Equipment would have had at the end of the Base Term, and be the same manufacture, model and type and of at least equal capacity as that of the replaced Equipment ("Replacement Equipment"). Lessor will remit to Lessee the proceeds of insurance in an amount that is the lesser of (i) the actual cost of such repairs or Replacement Equipment or (ii) the insurance proceeds. The Replacement Equipment shall be free and clear of liens and encumbrances and Lessee shall immediately deliver to Lessor, a bill of sale in a form satisfactory to Lessor containing serial number(s) of the Replacement Equipment that conveys the Replacement Equipment to Lessor.

14.         FEES, COLLECTION EXPENSES AND LATE CHARGES. Lessee shall also pay to Lessor hereunder as an additional Lease Payment, reasonable fee(s), which shall cover, among other things, Lessor's costs and expenses associated with the initial set-up, revisions, reporting and payment of any taxes due hereunder, monitoring insurance coverage and termination of the Lease. If any Lease Payment, tax payment or any other amount payable herein is not paid when due ("Amount Due"), Lessor may elect for Lessee to pay on demand the following which shall constitute additional Lease Payments: (a) any collection agency fees and expenses plus; (b) a late payment service fee equal to the greater of fifteen ($15.00) dollars or fifteen (15%) percent of the Amount Due for every month that the Amount Due remains unpaid. Lessor and Lessee agree that the fees set forth in this Section 14 are a reasonable approximation of the internal costs that Lessor will incur as a result of Lessee's delay in paying such Amount Due plus; (c) interest at an interest rate that is the highest rate permitted by law ("Late Charge Rate") on such Amount Due for the period for which it is overdue;
(d) reasonable attorney fees and expenses. If Lessee fails to make any Lease Payment or fails to perform any of its other obligations under this Lease (including, without limitation, its agreement to provide insurance coverage or pay taxes), Lessor may make such payment or perform such agreement and the amount of such payment and the expense of Lessor shall be additional Lease Payments payable by Lessee on demand by Lessor. Lessee shall pay to Lessor as an additional Lease Payment, a fee of one hundred ($100.00) dollars for each check returned to Lessor unpaid in addition to any other fee provided for herein for a delinquent Lease Payment.

15.        ASSIGNMENT. LESSEE SHALL NOT, DIRECTLY OR INDIRECTLY; (A) ASSIGN, SELL OR OTHERWISE DISPOSE OF ANY LEASE OR ANY INTEREST THEREIN OR THE EQUIPMENT OR ANY PART THEREOF OR; (B) SUBLEASE, CREATE, GRANT, ASSUME OR ALLOW TO EXIST ANY LIEN OR OTHER CLAIM TO THE EQUIPMENT OR ANY PART HEREOF. Lessor or any assignee hereof, may sell or grant a security interest in all or any part of Lessor's rights, obligations, title or interest in the Equipment and rights, obligations or interest arising under this Lease or under the Master Lease Agreement or any Lease Payment(s) or other amount payable under this Lease, to any entity ("Assignee") and in such event the Assignee shall have all of the rights, powers and remedies of Lessor hereunder. Lessee shall execute all documentation deemed necessary by Lessor, and/or any Assignee, to reflect Lessee's obligations under the Lease and/or Lessor's or Assignee's interest in the Lease and the Equipment. Lessee agrees that after written notice by

Lessor or any Assignee (which notice for the purpose of this Section 15 may be an invoice bearing Lessor's or Assignee's name), Lessee shall pay all Lease Payments to the party and to the location as directed by the Lessor or Assignee. Lessee agrees to make all Lease Payments whether or not the Master Lease Agreement is terminated by operation of law, act of the parties hereto or otherwise. Lessee will not (a) assert against any Assignee, any claims by way of abatement, defense, setoff, counterclaim, recoupment or otherwise which Lessee may have, (b) look to such Assignee to perform any of Lessor's obligations hereunder or (c) terminate or attempt to terminate this Lease on account of any default by Lessor or Assignee. Lessee acknowledges that a transfer or assignment of this Lease will not materially increase or change its obligations, burdens, duties or risks under this Lease. This Lease shall inure to the benefit of and be binding upon the successors and assigns of the respective parties hereto and the heirs, executors and administrators of the Lessee, if the Lessee is an individual, always providing that nothing contained in this paragraph shall impair any of the provisions herein before set forth inhibiting assignment without written approval of Lessor.

16.        DEFAULT. Any of the following events or conditions shall constitute an event of default hereunder; (a) Lessee fails to pay any Lease Payment hereunder when due; (b) Lessee fails to perform any covenant, in part or whole, herein; (c) Lessee becomes insolvent or makes an assignment for the benefit of creditors or ceases conducting business as a going concern; (d) a receiver, trustee, conservator, or liquidator of Lessee is appointed with or without the application or approval of Lessee; (e) the filing by or against Lessee of a petition under the United States Bankruptcy Code or any amendment thereto; or under any other insolvency law or laws providing for, but not limited to, the relief of debtors or; (f) any representation or statement made or furnished to Lessor by or on behalf of Lessee which could prove to have been false, misleading or have a material effect on Lessee in any respect when made or furnished; (g) Lessee dissolves liquidates, or suspends its business; (h) Lessee sell, transfer or otherwise dispose of all or a majority of its assets, except that Lessee may sell its inventory in the ordinary course of its business; (i) Lessee enter into any merger, consolidation or similar reorganization unless it is the surviving entity; (j) Lessee transfers all or any substantial part of its operations or assets outside of the United States of America; (k) Lessee changes its name or chief place of business, without providing Lessor at least thirty days prior written notice thereof; or (1) when Lessor believes in good faith that the prospect for performance of the terms and conditions of this Lease by Lessee or payment of the Lease Payments by Lessee is impaired. As used in this Section 16, the term "Lessee" also includes any guarantor of all of Lessee's obligations hereunder.

17.        REMEDIES AND LIQUIDATED DAMAGES. If any event of default exists in any of Lessee's obligations or covenants hereunder, Lessor or Lessor's agent or assigns, at any of their sole discretion, may, at any time, do one or more of the following in any order and Lessee shall perform its obligations imposed immediately thereby; (a) require Lessee to return to any location designated by Lessor any or all Equipment that is the subject of this Lease; (b) repossess any or all Equipment wherever found; (c) sell any or all Equipment at public or private sale, with or without advertisement or publication, (d) re-lease or otherwise dispose of the Equipment, use, hold or keep it; (e) require Lessee to immediately pay to Lessor as liquidated damages , with respect to any or all Equipment the sum of (i) all Lease Payments that are then due and unpaid; (ii) the Present Value, as that term is defined in the UCC, of the Lease Payments that are not then due but that will be due throughout the remaining Base Term or any extension thereof ("Remaining Payments"). The Remaining Payments shall be discounted in advance at an interest rate of Two Percent (2%) per annum. Lessee acknowledges and agrees that Two Percent (2%) per annum is a commercially reasonable interest rate and takes into account the facts and circumstances of the Lease at the time it is entered into; (iii) the anticipated market value of the Equipment as of the end of the Lease and determined in a commercially reasonable manner by Lessor; (iv) all costs, expenses, damages, including, without limitation any collection agency and attorney's fees and expenses incurred in connection with the enforcement of this Lease or any related document; and (v) interest at the maximum rate permitted by the laws governing this Lease on the total of all sums due from time to time and on which interest has not previously been charged, accruing from the date of the Lessee's default under the Lease and continuing until all such amounts are paid; Lessee acknowledges and agrees that the sum of the aforementioned amounts is reasonable in light of the anticipated harm caused by the Lessee's default or other act or omission; (f) terminate this Lease and all Leases under the Master Lease Agreement; (g) sue to enforce

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

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Lessee's performance of its obligation under this Lease or any other Lease under the Master Lease; and (h) exercise any other right or remedy then available to Lessor at law or in equity. Lessor is not required to undertake any legal process or give Lessee any notice before exercising any of the above remedies. Lessee expressly waives all rights of notice prior to Lessor exercising such remedies and pursuing any and all legal action(s) against Lessee. None of the above remedies is exclusive, and each is cumulative and in addition to any other remedy available to Lessor. Lessor's exercise of one or more remedies shall not preclude its exercise of any other remedy at any time. No delay or failure on the part of Lessor to exercise any right or remedy hereunder shall operate as a waiver thereof nor as an acquiescence in any default, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right at any future and all Lessor's rights and remedies contained herein shall survive the termination of this or the Master Lease Agreement. Lessor shall not be required to sell, re-lease or otherwise dispose of any Equipment prior to Lessor enforcing any of the remedies described above. Lessor may sell or re-lease the Equipment in any manner it chooses, free and clear of any claims or rights of Lessee and without any duty to account to Lessee with respect thereto except, at Lessor's sole discretion, as provided below.

18.        END OF LEASE PROVISIONS. Upon the expiration of the Base Term or any extension thereof: Lessee may either (i) terminate the Lease in accordance with the terms herein and return the Equipment, by fulfilling the conditions set forth below, to a location designated by Lessor or (ii) purchase the Equipment in accordance with the terms herein. If Lessee elects to return the Equipment, at Lessee's sole expense, Lessee shall fulfill all of the conditions and requirements hereinafter set forth in (a) through (d) hereof: (a) cure any defaults then existing under the Lease, (b) place the Equipment in like new condition, ordinary wear and tear excepted, and if the Equipment is required by the Supplier to be certified for re-sale or release, cause the Equipment to be certified for maintenance by the Supplier; (c) pay Lessor a restocking and disposition fee equal to Ten Percent (10%) of the original cost of the Equipment; (d) pay all unpaid Taxes. After the Equipment has been returned to the Lessor, if Lessee has failed for any reason to bring the Equipment to like new condition, ordinary wear and tear excepted, and pay all Taxes due and owing on the Equipment, upon written notice by Lessor, Lessee shall immediately pay all amounts expended by Lessor to bring the Equipment to a like new condition and pay all Taxes. The provisions of the preceding sentence shall survive termination of the Lease. If the Lessee has provided Lessor with its notice of intent to purchase the Equipment, as set forth in Section 4 hereof, upon Lessor's receipt of such notice from Lessee, Lessor shall, as soon as reasonably possible, notify Lessee of the Equipment's purchase price, which shall be in Lessor's sole and absolute discretion, based upon Lessor's estimate of the then market value ("Fair Market Value") of the Equipment. Within five (5) business days of Lessor's notification to Lessee of the Equipment's Fair Market Value, Lessee shall notify Lessor whether or not it intends to purchase the Equipment for the Equipment's Fair Market Value. If the Lessee wishes to purchase the Equipment, it shall purchase all, but not less than all, of the Equipment at the time and in the manner determined by the Lessor. In the event that the Lessee decides not to purchase the Equipment, it shall either return the Equipment in the manner herein provided or continue to Lease the Equipment as specified in Section 4 hereof. If Lessee does not complete the purchase of the Equipment after notifying Lessor of its intent to do so, or does not return the Equipment after giving timely notice to terminate a Lease, Lessee shall pay Lessor, as liquidated damages and not as penalty, the sum of one year's Lease Payments in addition to returning the Equipment. Lessor and Lessee agree that the aforementioned liquidated damages are a fair and reasonable estimate of Lessor's damages resulting from Lessee's failure to purchase the Equipment.

19.      UCC FILINGS AND FINANCIAL STATEMENTS. Lessor and Lessee agree that a reproduction of this Lease Agreement and its attachments may be filed as a financing statement and shall be sufficient as a financing statement under the UCC. Lessee hereby ratifies all action of the Lessor in executing and filing financing statements prior to the execution of this Lease. Lessee shall execute or obtain or deliver to Lessor, upon Lessor's request, such other documents as Lessor deems necessary or advisable for the protection or perfection of this Lease and Lessor's rights hereunder and shall pay all costs incident thereto. Lessee shall make available to the Lessor all financial statements and tax returns upon request. At a minimum, Lessee agrees to provide Lessor such statements during the term of this Lease.

20.       ENTIRE AGREEMENT. This Agreement represents the final, complete and entire agreement between the parties hereto. There are no oral or unwritten agreements or understandings affecting this Lease agreement, the Lease or the Equipment. This Agreement may not be modified, rescinded or altered except by a subsequent written document duly signed by an authorized representative of each party.

21.        MISCELLANEOUS. In the event any provision, in whole or in part, of this Lease shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provision(s), in whole or in part shall remain and survive in full force and effect. The provisions of this Lease shall be binding upon and inure to the benefit of any successors or permitted assigns. If this Lease or the Master Lease is signed by more than one Lessee, each of such Lessees shall be jointly and severally liable for payment and performance of all of the Lessee's obligations under this Lease. In the event(s) an unauthorized party or parties execute the Master Lease Agreement, an Acceptance Certificate or a Schedule, or represents that such party or parties has or have authority to bind the Lessee, then the Lessee shall be deemed to have authorized the execution of such document and shall be unconditionally bound under the terms of the Master Lease Agreement, the Acceptance Certificate or the Schedule, as the case may be. All notices permitted hereunder shall be effective when (i) delivered in person to the recipient of such notice; (ii) delivered to a delivery carrier and when the carrier obtains from the intended recipient the recipient's or recipient's agent's signature; (iii) deposited in the United Stated mail with postage prepaid and sent certified mail return receipt requested; or (iv) sent via facsimile with evidence of a successful transmittal by the sender.

22.      JURISDICTION. This Lease Agreement shall be binding when accepted in writing by the Lessor. THE INTERPRETATION, ENFORCEMENT, CONSTRUCTION, AND VALIDITY OF THIS LEASE AND ALL OF THE OTHER LEASE DOCUMENTS, AND RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF WASHINGTON (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, ENFORCEMENT, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. With respect to any legal action commenced hereunder, Lessee hereby voluntarily consents to the jurisdiction of any Federal or State Court located in the county of Spokane, State of WASHINGTON. Lessee expressly waives any right to a trial by jury.

23.        STATEMENT OF PURPOSE. Lessee hereby warrants and represents that all leased Equipment under this Lease Agreement will be used for business purposes and not for personal, family or household purposes and Lessee acknowledges that Lessor has relied upon this representation entering into this Lease Agreement.

Lessor:	BancLeasing, Inc. 660 North Central Expressway, Suite 400 Plano, TX 75074 Tel. No: 214.778.1840 Fax No: 214.778.1841	Lessee:	Advanced Medical Isotope Corporation

By:	/s/ Pam Rogers	9/24/07	By:	/s/ James C. Katzaroff	9/21/07
	Authorized Signature	Date		Authorized Signature	Date

Pam Rogers			James C. Katzaroff
Name			Name

Assistant Secretary			President
Title			Title

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE. NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OP ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

CashFlow LEASE	Addendum to Master Lease Agreement

#73558WA-006 Date 9/20/07

The following provisions shall be added to the above referenced Master Agreement:

Section 16 DEFAULT:   Add: (m) Failure to provide the following lease covenants apply to all credit facilities for Advanced Medical Isotopes Corporation:

1)	Borrower shall provide annual CPA Audited financial statements within 120 days of fiscal year-end.
2)	Borrower shall provide tax returns within 120 days of fiscal year-end.
3)	Borrower shall cause any and all guarantors to provide annual financial statements within 120 days of fiscal year-end.
4)	Borrower shall cause any and all guarantors to provide tax returns within 120 days of fiscal year-end.
5)	Borrower shall provide quarterly Audited statements within 45 days of quarter-end.
6)
Borrower shall maintain a minimum debt service coverage ratio (see below for definition) of 1.0 to 1 measured at fiscal year-end from the borrower's CPA audited statement. In addition, guarantors agree to additional contributions to the capital accounts as required to fund any deficit in the debt service coverage ratio above.

7)	All business deposit accounts are to be maintained with Washington Trust Bank for the duration of the lease.

Except as expressly added to or amended, all other terms and conditions of the Master Agreement shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Addendum.

Lessor:	BancLeasing, Inc.		Lessee:	Advanced Medical Isotope Corporation

	660 North Central Expressway, Suite 400			/s/ Carlton M. Cadwell	9/21/07
Plano, TX 75074
Tel. No. 214.778.1840
Fax No. 214.778.1841

By:	/s/ Pam Rogers	9/24/07	By:	/s/ James C. Katzaroff	9/21/07
	Authorized Signature	Date		Authorized Signature	Date

	Pam Rogers			James C. Katzaroff
Name			Name

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE. NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OP ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

INSURANCE ADDENDUM

This addendum applies to the lease ("Lease") that consists of Schedule 1 and each Acceptance Certificate that is made in connection therewith, all being made in accordance with Master Lease Agreement number 73558WA-006 dated September 20, 2007 between BancLeasing, Inc., as Lessor, and Advanced Medical Isotope Corporation, as Lessee.

Lessee hereby certifies that property and liability insurance coverage(s) ("Coverage(s)") required by the Leasse is provided under the insurance policy or policies referenced below. I.essee hereby authorizes Lessor to obtain, and any insurance company or companies providing said Coverage(s) to release or issue to Lessor upon Lessor's request, either or both, the policy or policies of insurance, and/or endorsement(s) of Coverage.

Agent/Broker Name:_________________________________________________________________________________________________

Company Name: ____________________________________________________________________________________________________

Policy No.:___________________________ Policy Expiration Date ____________________________________________________________

Address: _________________________________________________________________________________________________________

City: ____________________________________________________State:_________________________ Zip: ________________________

Phone No.: _______________________________________________ Fax No.: ___________________________________________________

Please provide a certificate of insurance, lender's loss payable endorsement, and additional insured endorsement as follows:

Loss Payee & Additional Insured:	BancLeasing, Inc. and Washington Trust Bank As Their Interests Appear 660 North Central Expressway, Suite 400 Plano, TX 75074 214.778.1840 Phone 214.778.1841 Fax

Insured Amount:	$2,062,500.00
Equipment Description:	See Exhibit "A"

LESSEE:	Advanced Medical Isotope Corporation

BY:	/s/ James C. Katzaroff
NAME:	James C. Katzaroff
TITLE:	President
DATE:	9/21/07

CashFlow LEASE	Lease #: 73558WA-006 Schedule #: 1 Date: September 20, 2007

PROGRESS PAYMENT ADDENDUM

This Progress Payment Addendum is an Addendum to that certain Master Lease Agreement referenced above. All terms and conditions of the Master Lease Agreement not inconsistent with this addendum shall be and remain in full force and effect. All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Master Lease Agreement.

Lessee hereby acknowledges that AccSys Technology, Inc. ("Vendor") requires advance payment(s) in the manner specified below ("Progress Payments") prior to complete delivery, installation and commencement of Lease Rental obligations by Lessee for the equipment ("Equipment"). Lessee hereby requests that Lessor advance said Progress Payments to Vendor on Lessee's behalf. In accordance with the terms herein, and for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Lessor may, in its sole discretion, accommodate such request and advance the Progress Payments to Vendor. In advance of each Progress Payment made by Lessor, Lessee will execute a separate Acceptance Certificate acknowledging its obligation to Lessor for each particular Progress Payment.

Advanced Medical Isotope Corporation paid a deposit in the amount of One Hundred Twenty Five Thousand Dollars and 00/100 ($125,000.00) to AccSys Technology, Inc. upon placement of order.

Four Hundred Thirty Seven Thousand Five Hundred. Dollars and 00/100 ($437,500.00) will be paid to AccSys Technology, Inc. (Vendor) upon execution of this Addendum.

Eight Hundred Twenty Five Thousand Dollars and 00/100 ($825,000.00) will be paid to AccSys Technology, Inc. (Vendor) upon shipping of the Equipment.

One Hundred Thirty Seven Thousand Five Hundred Dollars and 00/100 ($137,500.00) will be paid to AccSys Technology, Inc. (Vendor) upon Site Acceptance Test.

Three Hundred Thousand Dollars and 00/100 ($300,000.00) will be paid to AccSys Technology, Inc. (Vendor) upon shipping of the Upgraded equipment.

Fifty Thousand Dollars and 00/100 ($50,000.00) will be paid to AccSys Technology, Inc. (Vendor) upon Site Acceptance Test of the Upgraded equipment.

 In the event Lessee fails or refuses to execute the Lease Equipment Schedule or Acceptance Certificate(s) for any reason whatsoever (including, without limitation, Lessee's dissatisfaction with the Equipment or Vendor's failure to deliver the Equipment), then (i) Lessee will immediately reimburse to Lessor all Progress Payments advanced by Lessor to Vendor together with a processing fee equal to five percent (5%) of the total Progress Payment(s); and (ii) Lessee shall forfeit to Lessor any advance payments or security deposit previously paid by Lessee in liquidation of administrative costs; and (iii) Lessee shall hold Lessor harmless from and against any and all claims by Vendor against Lessor arising out of Lessee's failure or refusal to execute the Acceptance Certificate(s) or related Equipment Schedule.

Notwithstanding anything to the contrary herein or in the lease documents, Lessor hereby reserves the right to terminate this Addendum and discontinue Progress Payments at any time if Lessor determines, in Lessor's sole discretion, that there has been an adverse change in Lessee's financial condition, at which time Lessor may seek reimbursement from Lessee as set forth herein or commence the Equipment Schedule immediately.

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

LESSOR: BancLeasing, Inc.		LESSEE: Advanced Medical Isotope Corporation

By:	/s/ Mark Buchanan	By:	/s/ James C. Katzaroff

Name:	Mark Buchanan	Name:	James C. Katzaroff

Title:	EVP	Title:	President

Date:	9/24/07	Date:	9/21/07

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO.1.

Washington Trust Bank BEYOND MONEY

SCHEDULE
1

MADE IN COMPLIANCE WITH MASTER LEASE AGREEMENT #: 73558WA-006

T.A. #: WA-006-1

Qty	Equipment Type	Model Number	Equipment Description	Serial Number
As set forth on each Acceptance Certificate that is summarized by this Schedule.

Number of Acceptance Certificates summarized by this Schedule: 4

Base Term in months:	84

Lease Payments are paid:	monthly

Amount of Lease Payment:	$23,762.60 plus Tax, if applicable

Advance Payment:	$23,762.60 (constituting an amount equal to the last Lease Payment)

Stipulated Loss Value(s):	$1,662,394.80 (The Aggregate of the Stipulated Loss Value(s) set forth on each Acceptance Certificate that is summarized on this Schedule)

End of Term Purchase Option:	As set forth in the Master Lease or Purchase Option Addendum, attached thereto and incorporated therein.

THIS SCHEDULE CONSOLIDATES AND INCORPORATES BY REFERENCE THE FACTS AND DATA OF EACH ACCEPTANCE CERTIFICATE THAT IS RELATED TO AND ASSOCIATED WITH THIS SCHEDULE AS IDENTIFIED ABOVE. WHEN EXECUTED BY THE LESSEE, THIS SCHEDULE SHALL BE THE LEASE OF THE EQUIPMENT IDENTIFIED ON THE ACCEPTANCE CERTIFICATE(S), IS GOVERNED BY THE TERMS AND CONDITIONS OF MASTER LEASE AGREEMENT 73558WA-006 AND SHALL BE BINDING UPON AND ENFORCEABLE AGAINST LESSEE IN THE SAME MANNER AS EACH ACCEPTANCE CERTIFICATE(S).

LESSOR: BancLeasing, Inc.		LESSEE: Advanced Medical Isotope Corporation

By:	/s/ Mark Buchanan	By:	/s/ Leonard Bruce Jolliff

Name:	Mark Buchanan	Name:	Leonard Bruce Jolliff

Title:	EVP	Title:	CFO

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO.1.

CashFlow LEASE

$1.00 PURCHASE OPTION ADDENDUM

This addendum "Addendum" is made to Schedule #1, dated September 20, 2007 of Master Lease Agreement # 73558WA-006 ("Lease") between BancLeasing, Inc., Lessor, and Advanced Medical Isotope Corporation, (“Lessee”).

1.    Provided no Event of Default or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default under the Lease, has occurred and is continuing, and further provided that the Lessee has, on a timely basis, fully complied with all terms and conditions of the Lease, Lessee upon giving prior written notice of its election to Lessor no later than Ninety (90) days prior to the end of the Base Term or any renewal thereof, may exercise one of the following options upon the expiration of the Base Term, or any renewal thereof.

A.
Lessee may purchase all, but not less than all, of the Equipment on an "AS IS, WHERE IS" basis for an amount equal to One Dollar ($1.00), plus any applicable taxes and fees, which amount shall be payable to Lessor within ten (10) days following the end of the Base Term or any renewal thereof.

B.	If Lessee does not purchase the equipment as set forth above, Lessee may return the equipment to the Lessor pursuant to the terms of the Lease.

2.    If this Lease is deemed by a court of competent jurisdiction to constitute a conditional sales agreement or a lease intended as a security, as that term is defined in Article 2.1 of the Uniform Commercial Code as adopted by the State of WASHINGTON, the following shall apply: Interest evidenced by this Agreement shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved. charged or received under law; any interest in excess of the maximum amount of interest allowable by law shall be credited on the principal of the debt, or, if that has been paid, refunded. On any acceleration required or permitted prepayment, any such excess shall be cancelled automatically as of the date of acceleration or prepayment, or if the principal of the debt has been paid. refunded. This provision shall supersede any other contrary provisions in this document and all other instruments concerning the debt, if it is deemed to be a debt.

3.    Notwithstanding any other provision of the Master Lease Agreement. the Acceptance Certificate or the Schedule to the contrary, Lessee shall timely file directly with each governmental entity having jurisdiction over the Equipment ("Governmental Entity"), all reports or returns concerning the value, use, ownership or lease of the Equipment, including without limitation, reports of excise taxes, personal property taxes and all other taxes and charges (all such amounts are collectively referred herein as "Taxes"). Lessee will timely pay directly to the appropriate Governmental Entity all Taxes imposed by each Governmental Entity during the term of this Lease. whether due before or after termination of this Lease. If Lessee, in good faith, believes that the value of the Equipment or the amount of Taxes determined or imposed are incorrect. Lessee shall comply with all requirements of any Governmental Entity regarding filing of protests and shall timely file all documents necessary to effectuate such protest. At the same time that Lessee notifies any Governmental Entity of a protest, it shall notify Lessor of the same. If requested by Lessor, Lessee shall immediately furnish Lessor proof of payment of Taxes. Lessee indemnifies and defends Lessor, its affiliates, their officers, agents and employees, assigns, successors, heirs and personal representatives of Lessor against all loss, liability and expense, including, without limitation, all attorney's fees (including costs of a successful defense) from claims for unpaid Taxes and penalties thereon. The provisions of this Section 3 shall survive termination of this Lease.

4.   The capitalized terms used in this Addendum, not otherwise defined herein, shall have the same definition as in the Lease, and in the event of a conflict of terms and conditions among this Addendum and the Lease, and/or the Schedule to which this Addendum applies, the terms and conditions of this Addendum will apply.

LESSOR: BancLeasing, Inc.		LESSEE: Advanced Medical Isotope Corporation

By:	/s/ Pam Rogers	By:	/s/ James C. Katzaroff
Name:	Pam Rogers	Name:	James C. Katzaroff
Title:	Assistant Secretary	Title:	President
Date:	9/24/07	Date:	9/21/07

NOTE: SIGNATURE MUST BE SAME AS ON LEASE

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO.1.

Washington Trust Bank BEYOND MONEY

SCHEDULE
2

MADE IN COMPLIANCE WITH MASTER LEASE AGREEMENT #: 73558WA-006

T.A. #: WA-006-2

Qty	Equipment Type	Model Number	Equipment Description	Serial Number
As set forth on each Acceptance Certificate that is summarized by this Schedule.

Number of Acceptance Certificates summarized by this Schedule: 43

Base Term in months:	60

Lease Payments are paid:	monthly

Amount of Lease Payment:	$19,050.29 plus Tax, if applicable

Advance Payment:	$19,050.29 (constituting an amount equal to the last Lease Payment)

Stipulated Loss Value(s):	$1,027,275.88 (The Aggregate of the Stipulated Loss Value(s) set forth on each Acceptance Certificate that is summarized on this Schedule)

End of Term Purchase Option:	As set forth in the Master Lease or Purchase Option Addendum, attached thereto and incorporated therein.

THIS SCHEDULE CONSOLIDATES AND INCORPORATES BY REFERENCE THE FACTS AND DATA OF EACH ACCEPTANCE CERTIFICATE THAT IS RELATED TO AND ASSOCIATED WITH THIS SCHEDULE AS IDENTIFIED ABOVE. WHEN EXECUTED BY THE LESSEE, THIS SCHEDULE SHALL BE THE LEASE OF THE EQUIPMENT IDENTIFIED ON THE ACCEPTANCE CERTIFICATE(S), IS GOVERNED BY THE TERMS AND CONDITIONS OF MASTER LEASE AGREEMENT 73558WA-006 AND SHALL BE BINDING UPON AND ENFORCEABLE AGAINST LESSEE IN THE SAME MANNER AS EACH ACCEPTANCE CERTIFICATE(S).

LESSOR: BancLeasing, Inc.		LESSEE: Advanced Medical Isotope Corporation

By:	/s/ Mark Buchanan	By:	/s/ Leonard Bruce Jolliff

Name:	Mark Buchanan	Name:	Leonard Bruce Jolliff

Title:	EVP	Title:	CFO

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO.1.

CashFlow LEASE

$1.00 PURCHASE OPTION ADDENDUM

This addendum "Addendum" is made to Schedule #2, dated October 23, 2007 of Master Lease Agreement # 73558WA-006 ("Lease") between BancLeasing, Inc., Lessor, and Advanced Medical Isotope Corporation, ("Lessee").

1.    Provided no Event of Default or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default under the Lease, has occurred and is continuing, and further provided that the Lessee has, on a timely basis, fully complied with all terms and conditions of the Lease, Lessee upon giving prior written notice of its election to Lessor no later than Ninety (90) days prior to the end of the Base Term or any renewal thereof, may exercise one of the following options upon the expiration of the Base Term, or any renewal thereof.

A.
Lessee may purchase all, but not less than all, of the Equipment on an "AS IS, WHERE IS" basis for an amount equal to One Dollar ($1.00), plus any applicable taxes and fees, which amount shall be payable to Lessor within ten (10) days following the end of the Base Term or any renewal thereof.

B.	If Lessee does not purchase the equipment as set forth above, Lessee may return the equipment to the Lessor pursuant to the terms of the Lease.

2.   If this Lease is deemed by a court of competent jurisdiction to constitute a conditional sales agreement or a lease intended as a security, as that term is defined in Article 2A of the Uniform Commercial Code as adopted by the State of WASHINGTON, the following shall apply: Interest evidenced by this Agreement shall not exceed the maximum amount of non- usurious interest that may be contracted for, taken, reserved, charged or received under law; any interest in excess of the maximum amount of interest allowable by law shall be credited on the principal of the debt, or, if that has been paid, refunded. On any acceleration required or permitted prepayment, any such excess shall be cancelled automatically as of the date of acceleration or prepayment, or if the principal of the debt has been paid, refunded. This provision shall supersede any other contrary provisions in this document and all other instruments concerning the debt, if it is deemed to be a debt.

3.    Notwithstanding any other provision of the Master Lease Agreement, the Acceptance Certificate or the Schedule to the contrary, Lessee shall timely file directly with each governmental entity having jurisdiction over the Equipment ("Governmental Entity"), all reports or returns concerning the value, use, ownership or lease of the Equipment, including without limitation, reports of excise taxes, personal property taxes and all other taxes and charges (all such amounts are collectively referred herein as "Taxes"). Lessee will timely pay directly to the appropriate Governmental Entity all Taxes imposed by each Governmental Entity during the term of this Lease, whether due before or after termination of this Lease. If Lessee, in good faith, believes that the value of the Equipment or the amount of Taxes determined or imposed are incorrect, Lessee shall comply with all requirements of any Governmental Entity regarding filing of protests and shall timely file all documents necessary to effectuate such protest. At the same time that Lessee notifies any Governmental Entity of a protest, it shall notify Lessor of the same. If requested by Lessor, Lessee shall immediately furnish Lessor proof of payment of Taxes. Lessee indemnifies and defends Lessor, its affiliates, their officers, agents and employees, assigns, successors, heirs and personal representatives of Lessor against all loss, liability and expense, including, without limitation, all attorney's fees (including costs of a successful defense) from claims for unpaid Taxes and penalties thereon. The provisions of this Section 3 shall survive termination of this Lease.

4.   The capitalized terms used in this Addendum, not otherwise defined herein, shall have the same definition as in the Lease, and in the event of a conflict of terms and conditions among this Addendum and the Lease, and/or the Schedule to which this Addendum applies, the terms and conditions of this Addendum will apply.

LESSOR: BancLeasing, Inc.		LESSEE: Advanced Medical Isotope Corporation

By:	/s/ Pam Rogers	By:	/s/ James C. Katzaroff
Name:	Pam Rogers	Name:	James C. Katzaroff
Title:	Assistant Secretary	Title:	President
Date:	10/25/07	Date:	October 27, 2007

NOTE: SIGNATURE MUST BE SAME AS ON LEASE

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO.1.